EXHIBIT 24.1
                                                                    ------------


                                POWER OF ATTORNEY
                                -----------------



          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Chief Executive Officer and President of the Company, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF,  the undersigned hereunto sets his hand this 1st
                                                                             ---
day  of  October,  2004.
         -------


               /s/  Phillip  Levin
               -------------------
               Phillip  Levin


                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF,  the undersigned hereunto sets his hand this 1st
                                                                             ---
day  of  October,  2004.
         -------


               /s/  Christopher  J.  Anderson
               ------------------------------
               Christopher  J.  Anderson


                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF, the undersigned hereunto sets his hand this 30th
                                                                            ----
day  of  September,  2004.
         ---------


               /s/  Brian  P.  Burns
               ---------------------
               Brian  P.  Burns


                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF,  the undersigned hereunto sets his hand this 1st
                                                                             ---
day  of  October,  2004.
         -------


               /s/  R.  Francis  DiPrete
               -------------------------
               R.  Francis  DiPrete


                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF, the undersigned hereunto sets his hand this 19th
                                                                            ----
day  of  November,  2004.
         --------


               /s/  Daniel  J.  Haslinger
               --------------------------
               Daniel  J.  Haslinger


                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF,  the undersigned hereunto sets his hand this 8th
                                                                             ---
day  of  October,  2004.
         -------


               /s/  Michael  G.  Nicholson
               ---------------------------
               Michael  G.  Nicholson


                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF,  the undersigned hereunto sets his hand this 1st
                                                                             ---
day  of  October,  2004.
         -------


               /s/  Terry  J.  Logan,  Ph.D.
               -----------------------------
               Terry  J.  Logan,  Ph.D.


                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF, the undersigned hereunto sets his hand this 20th
                                                                            ----
day  of  December,  2004.
         --------


               /s/  Joseph  H.  Scheib
               -----------------------
               Joseph  H.  Scheib



                                                                    EXHIBIT 24.1
                                                                    ------------

     POWER  OF  ATTORNEY
     -------------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form S-8 and any and all amendments thereto, and to file such Form S-8 and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
          IN  WITNESS  WHEREOF, the undersigned hereunto sets his hand this 16th
                                                                            ----
day  of  December,  2004.
         --------


               /s/  Carl  Richard
               ------------------
               Carl  Richard